UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 13, 2016

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016, the stockholders of WD-40 Company (the “Company”) voted to approve the WD‑40 Company 2016 Stock Incentive Plan (the “Plan”). The Plan authorizes the payment of compensation and the issuance of shares of the Company’s common stock to the Company’s executive officers, Company employees, directors of the Company, and third party consultants pursuant to equity compensation awards granted by the Company’s board of directors (the “Board”) or by the compensation committee of the Board. Subject to limitations on individual awards and the requirements for counting shares reserved for issuance under outstanding equity awards, a total of 1,000,000 shares of the Company’s common stock have been reserved for issuance pursuant to equity awards granted under the Plan. The terms and conditions for equity awards granted pursuant to the Plan, including a list of performance measures that may be applicable to performance-based equity compensation awards, are provided for in the Plan. Specific equity award terms and conditions are provided for in approved award agreements. A complete description of the Plan and the equity awards authorized by the Plan is included in the Company’s Proxy Statement for its Annual Meeting of Stockholders filed on November 3, 2016 (the “Proxy Statement”). A copy of the Plan is attached as Appendix A to the Proxy Statement. No equity awards have been granted to date pursuant to the Plan to any of the Company’s Named Executive Officers identified in the Proxy Statement.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On December 13, 2016, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in San Diego, California. At the Annual Meeting, the holders of 13,136,477 shares of common stock, which represents approximately 93% of the outstanding shares entitled to vote as of the record date of October 18, 2016, were represented in person or by proxy. The proposals are described in more detail in the Company’s Proxy Statement. The matters voted upon at the Annual Meeting and the voting results are set forth below.

1.

Election of Directors: The Company’s stockholders elected the following directors to each serve until the next Annual Meeting or until a successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Peter D. Bewley	6,039,656	4,766,192	2,330,629
Daniel T. Carter	9,620,291	1,185,557	2,330,629
Melissa Claassen	9,388,710	1,417,138	2,330,629
Mario L. Crivello	9,195,189	1,610,659	2,330,629
Eric P. Etchart	10,756,485	49,363	2,330,629
Linda A. Lang	10,717,886	87,962	2,330,629
Daniel E. Pittard	10,753,218	52,630	2,330,629
Garry O. Ridge	10,723,253	82,595	2,330,629
Gregory A. Sandfort	9,384,204	1,421,644	2,330,629
Neal E. Schmale	9,367,074	1,438,774	2,330,629

2.

Advisory Vote to approve Executive Compensation: The Company’s stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,372,203	371,601	62,044	2,330,629

3.	Approval of the Company’s 2016 Stock Incentive Plan: The Company’s stockholders approved the WD-40 2016 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,165,563	580,954	59,331	2,330,629

4.

Ratification of Appointment of Independent Auditor: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2017. The voting results were as follows:

SIGNATURE

Votes For	Votes Against	Abstain
13,055,218	50,942	30,317

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 19, 2016	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer